PROMISSORY NOTE

$30,000                                                 Dated; February 19, 1999


     FOR VALUE RECEIVED, the undersigned CALFREE TELECOM COMMUNICATIONS, Inc., a New York corporation with an office at 1043 Nielson Street, Far Rockaway, New York 11591 (the "Company") promises to pay to the order of Philip Goodman ("Payee'1), the sum of Thirty Thousand ($30,000) Dollars, with interest, from the date written above until paid, at the rate of ten (10%) percent per annum All payments hereunder shall be made in lawful currency of the United States of America, at the address of the Payee located at Kokav Yaakov #92, Mizrach Benjamin, Israel, 90622, ,or at such other place as the Holder hereof may designate in writing. Interest shall accrue commencing on the date hereof and shall be paid, simultaneously with the principal, one year from the date hereof.

     This Note may be prepaid at any time in whole or from time to time in part, in each case without premium or penalty, but with interest on the amount prepaid to the date of prepayment.

     The entire unpaid principal amount of this Note and interest then due thereon and any other amount due hereunder shall become immediately due and payable on the happening of any one or more of the following events:

(a{  the dissolution or termination of existence of the Company;

(b) any petition in bankruptcy being filed by or against the Company or any endorser or guarantor hereof or any. proceedings in bankruptcy or under any laws relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the undersigned or any endorser or guarantor hereof, either through reorganization, composition, extension or otherwise;

(c) the making by the Company of any assignment for the benefit of creditors or the taking advantage by any of the same of any insolvency law;

(d)  the appointment or a receiver of any property of the Company;

(e) the attachment or restraint of any funds or other property of the Company which may be in or come into the possession or control of the Payee,. or of any third party acting for the Payee, or if such property or funds shall become subject at any time to any mandatory order of court or other legal process;

     The Company and all other parties liable herein, whether as principal, endorser, guarantor or otherwise, hereby jointly and severally (i) waive



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presentment,  demand for  payment,  notice of  dishonor,  notice of protest  and protest and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this Note (ii) waive recourse to suretyship defenses generally, including oextensions of time, release of security and other indu1gence~ which nay be granted, from time to time by the Holder of this Note to the Company or any party liable herein, and
(iii) agree to pay all costs and expenses, including reasonable attorneys' fees, in connection with the enforcement or collection of this Note.

     The Company hereby represents that it is a corporation duly organized1 validly existing and in good standing under the laws of the state of New York, that it has the corporate power and the right and legal authority to execute, deliver and perform its obligations under this Note and has taken &1l corporate action to authorize the execution and delivery of and the performance of its obligations under this Note and that this Note constitutes its legal, valid and binding obligations.

     This Note shall be governed by the internal laws of the State of New York without regard to it. principles of conflict of laws.

     No delay on the part of Payee in exercising any of its' options, powers or right~1 nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of Payee of any of it's options, powers or rights shall constitute a waiver of any other option1 power or right.

     This Note may be modified or canceled only by the written agreement 'of the Company and Payee. Failure of the Holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

     The Company hereby waives any right to trial by jury in any legal proceeding related in any way to this Note.


     IN WITNESS WHEREOF, the Company has executed this Note as of the 19th day of February, 1999.

                                           CALLFREE TELECOM COMMUNICATIONS, INC.



                                           BY:/s/ Stuart Radin
                                              ----------------------------------
                                              Stuart Radin, President